Exhibit 99.4
ANNEX A
Explanation of Non-GAAP Financial Measures
     The accompanying press release includes both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures represent earnings before interest, taxes, non-cash and other items (which we refer to as “Adjusted EBITDA”) and related per share amounts. Adjusted EBITDA should be viewed as supplemental to, and not as an alternative for, “net income” calculated in accordance with GAAP. The tables attached to the accompanying press release include a reconciliation of historical non-GAAP financial measures to historical GAAP financial measures. The guidance summary being furnished as an exhibit to a Current Report on Form 8-K that Emdeon is filing with the SEC today includes a reconciliation of forward-looking non-GAAP information to forward-looking GAAP financial information.
     Adjusted EBITDA is used by Emdeon’s management as an additional measure of Emdeon’s overall performance and its reporting segments’ performance for purposes of business decision-making, including developing budgets, managing expenditures, and evaluating potential acquisitions or divestitures. Period-to-period comparisons of Adjusted EBITDA help Emdeon’s management identify additional trends in Emdeon’s and its reporting segments’ financial results that may not be shown solely by period-to-period comparisons of net income. In addition, Emdeon uses Adjusted EBITDA in the incentive compensation programs applicable to many of its employees in order to evaluate Emdeon’s performance. Emdeon management recognizes that Adjusted EBITDA has inherent limitations because of the excluded items, particularly those items that are recurring in nature. In order to compensate for those limitations, management also reviews the specific items that are excluded from Adjusted EBITDA, but included in net income, as well as trends in those items. The amounts of those items are set forth, for the applicable periods, in the reconciliations of Adjusted EBITDA to net income that Emdeon provides when it presents Adjusted EBITDA.
     Emdeon believes that the presentation of Adjusted EBITDA is useful to investors in their analysis of Emdeon’s results for reasons similar to the reasons why Emdeon’s management finds it useful, and because it helps facilitate investor understanding of decisions made by Emdeon’s management in light of the performance metrics used in making those decisions. In addition, as more fully described below, Emdeon believes that providing Adjusted EBITDA, together with a reconciliation of Adjusted EBITDA to net income, helps investors make comparisons between Emdeon and other companies that may have different capital structures, different effective income tax rates and tax attributes, different capitalized asset values and/or different forms of employee compensation. However, Adjusted EBITDA is intended to provide a supplemental way of comparing Emdeon with other public companies and is not intended as a substitute for comparisons based on “net income” calculated in accordance with GAAP. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measure and net income provided by each company under applicable SEC rules.
     The following is an explanation of the items excluded by Emdeon from Adjusted EBITDA but included in net income:

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•	Depreciation and Amortization. Depreciation and amortization expense is a non-cash expense relating to capital expenditures and intangible assets arising from acquisitions each of which are expensed on a straight-line basis over the estimated useful life of the related assets. Emdeon excludes depreciation and amortization expense from Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Emdeon’s business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Accordingly, Emdeon believes this exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expenses will recur in future periods.

•	Stock-Based Compensation Expense. Prior to January 1, 2006, Emdeon accounted for stock-based compensation based upon Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees” (“APB 25”). In accordance with APB 25, stock-based compensation was determined using the intrinsic value method. As of January 1, 2006, Emdeon adopted Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“SFAS 123R”) and accounts for stock-based compensation under the fair value method. Emdeon utilized the modified prospective transition method under SFAS 123R and, accordingly, prior period results have not been restated. Emdeon believes that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in its operating performance that are not impacted by the adoption of SFAS 123R. Additionally, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when adopting SFAS 123R, Emdeon believes that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between Emdeon’s operating performance and the operating performance of other companies. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

•	Non-Cash Advertising Expense. This expense relates to the usage of non-cash advertising obtained from News Corporation (“Newscorp”) in exchange for equity securities issued by Emdeon in 2000. The advertising is available only on various Newscorp properties, primarily its television network and cable channels without any cash cost to Emdeon. The amount of advertising that can be used in any year is subject to annual contractual limitation and expires in 2010. Emdeon does not incur any other cash expenses related to airing of television advertising. Emdeon excludes this expense from Adjusted EBITDA because (i) it is a non-cash expense, (ii) it is incremental to other non-television cash advertising expense that Emdeon otherwise incurs, (iii) Emdeon has not and believes it will not incur cash expenses relating to television advertising in the future and (iv) it assists management and investors in comparing its operating results over multiple periods. Investors should note that it is likely that Emdeon derives some benefit from such advertising and that such expenses will recur in the future.

•	Interest Income and Expense. Interest income is associated with the level of marketable debt securities and other interest bearing accounts in which Emdeon invests, as well as with interest expenses arising from the capital structure of Emdeon. Interest income and expense vary over time due to a variety of financing transactions that Emdeon has entered into or may enter into in the future. Emdeon has, in recent periods, issued convertible debentures and preferred stock, repurchased shares in a $549 million cash tender offer and through other repurchase transactions and conducted an initial public offering of equity in its WebMD subsidiary. Emdeon excludes interest income and interest expense from Adjusted EBITDA (i) because these items are not directly attributable to the performance of Emdeon’s business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different capital structures. Investors should note that interest income and expense will recur in future periods.

•	Income Tax Provision. Emdeon has net operating loss (NOL) carryforwards of approximately $2 billion. Due to a limited history of generating taxable income, Emdeon maintains a full valuation allowance on these NOL carryforwards. As Emdeon uses these NOL carryforwards, the related valuation allowances are either reversed through the income statement or reversed to goodwill, to the extent those tax benefits were acquired through business combinations. The timing of such reversals is not consistent and as a result, Emdeon’s income tax expense can fluctuate significantly from period to period in a manner not directly related to Emdeon’s operating performance. Emdeon excludes the income tax provision from Adjusted EBITDA (i) because it believes that the income tax provision is not directly attributable to the underlying performance of Emdeon’s business operations and, accordingly, its exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different tax attributes. Investors should note that the income tax provision will recur in future periods.

•	Minority Interest in WebMD Health Corp. This represents the minority stockholders’ proportionate share of net income or net loss of Emdeon’s majority-owned WebMD subsidiary. The size of this Minority Interest is related to Emdeon’s percentage ownership of WebMD. Changes in that percentage ownership may result from changes in WebMD’s capital structure, including as a result of sales of WebMD equity securities by WebMD or Emdeon or as a result of exercise of WebMD employee stock options. Emdeon excludes Minority Interest from Adjusted EBITDA (i) because it believes that the size of the Minority Interest can vary for reasons not attributable to the underlying performance of Emdeon’s business operations and, accordingly, its exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different capital structures. Investors should note that Minority Interest in WebMD Health Corp. will recur in future periods.

•	Other Items. Emdeon engages in other activities and transactions that can impact Emdeon’s overall net income or net loss. These other items include, but are not limited to, (i) “Legal Expense,” which relates to the on-going Department of Justice investigation, (ii) “Gain/(Loss) on Investments” and “Loss on Redemption of Convertible Notes” which relate to Emdeon’s investing and financing activities and (iii) “Advisory Expense,” which relates to the evaluation by Emdeon’s Board of Directors of strategic alternatives for Emdeon’s Business Services and Practice Services segments. Emdeon excludes these other items from Adjusted EBITDA because it believes these activities or transactions are not directly attributable to the performance of Emdeon’s business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that these other items are expected to recur in future periods.

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